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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  Date of report (Date of
                  earliest event reported):        April 7, 2000

                                  VIATEL, INC.

               (Exact Name of Registrant as Specified in Charter)

    Delaware                       000-21261                  13-3787366
(State or Other                   (Commission               (I.R.S. Employer
  Jurisdiction                    File Number)             Identification No.)
of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On April 7, 2000, Viatel, Inc. (the "Company") announced that it had priced an offering of $150 million of trust convertible preferred securities issued by Viatel Financing Trust I, a Delaware trust and subsidiary of the Company. The transaction is scheduled to close on April 11, 2000. The trust convertible preferred securities are being sold to investors in the United States pursuant to a private placement under Rule 144A.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable.

         (b)   Pro Forma Financial Information.

                     Not Applicable.

         (c)   Exhibits.

                     The following exhibits are filed with this Report.

Exhibit No.    Description.

  99.1         Press release of Viatel, Inc., dated April 7, 2000.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VIATEL, INC.

Date:  April 7, 2000.                    By:    /s/   JAMES P. PRENETTA
                                                --------------------------------
                                               Name:   James P. Prenetta
                                               Title:  Senior Vice President and
                                                       General Counsel










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                                      EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION.

 99.1          Press Release of Viatel, Inc., dated April 7, 2000.










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